                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       DECEMBER 3, 1999
                                                   ----------------------------



                                    GHS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                     0-15586                52-1373960
--------------------------------  ----------------------- ---------------------
  (STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
        OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)

            425 WEST 15TH STREET, FLOOR 3R, NEW YORK, NEW YORK 10011
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (212) 433-1413
                                                   ----------------------------



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 10, 1999, GHS, Inc.'s Board of Directors voted to engage KPMG LLP, independent certified public accountant, to act as GHS's independent certified public accountant effective as of December 3, 1999, thereby dismissing and replacing Richard A. Eisner & Company, LLP, which was terminated by letter authorized by the Board of Directors on December 10, 1999.

         The former accountant's reports for GHS's two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles. There have been no disagreements between GHS and the former accountant with regard to any matters which would have caused such accountant to make reference to the subject matter thereof with their report.


ITEM 7. EXHIBITS.


             (c)    EXHIBITS                DESCRIPTION

                    16                      Letter of Richard A. Eisner & Company, LLP
                                            (to be filed by amendment)


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            GHS, INC.

Dated: December 10, 1999                    /s/ Philicia G. Levinson
                                            -----------------------------
                                            Philicia G. Levinson
                                            Chief Financial Officer